Exhibit 10.22

EXECUTION VERSION

AMENDMENT NO. 3 TO THE REVOLVING CREDIT AGREEMENT

AMENDMENT NO. 3 TO THE REVOLVING CREDIT AGREEMENT, dated as of February 15, 2019 (this “Amendment”), by and among VERTIV INTERMEDIATE HOLDING II CORPORATION (formerly known as CORTES NP INTERMEDIATE HOLDING II CORPORATION) (“Holdings”), VERTIV GROUP CORPORATION (formerly known as CORTES NP ACQUISITION CORPORATION) (the “Lead Borrower”), the other Borrowers, the other Credit Parties party hereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), the Collateral Agents party hereto, each 2019 Increase Loan Lender (as defined below), and each Consenting Lender (as defined below), JPMORGAN CHASE BANK, N.A., as the Swingline Lender (in such capacity, the “Swingline Lender”) and as the Assignee (as defined below) (in the case of the Swingline Lender and the Assignee, solely with respect to Section 6 hereof), and the Assignors (as defined below) (solely with respect to Section 6 hereof);

WHEREAS, reference is hereby made to the Revolving Credit Agreement, dated as of November 30, 2016 (as amended by Amendment No. 1 to the Revolving Credit Agreement, dated as of September 28, 2018 (“Amendment No. 1”), and Amendment No. 2 to the Revolving Credit Agreement, dated as of October 19, 2018 (“Amendment No. 2”), and as further amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof prior to the date hereof, the “Credit Agreement”; the Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”), among Holdings, the Lead Borrower, the other Borrowers from time to time party thereto, the Administrative Agent, the Collateral Agents, the other agents, arrangers and bookrunners party thereto and each Lender from time to time party thereto;

WHEREAS, pursuant to Section 2.15 of the Credit Agreement, the Lead Borrower may obtain Revolving Commitment Increases under the Credit Agreement by, among other things, entering into an amendment to the Credit Agreement in accordance with the terms and conditions set forth in the Credit Agreement;

WHEREAS, the Lead Borrower has notified the Administrative Agent that it is requesting an increase in the (i) U.S. Revolving Commitments (the “U.S. Revolving Commitment Increase”) in the amount set forth under the heading “U.S. Revolving Commitment Increase” on Schedule 1 hereto, (ii) Canadian Revolving Commitments (the “Canadian Revolving Commitment Increase”) in the amount set forth under the heading “Canadian Revolving Commitment Increase” on Schedule 1 hereto, (iii) French Revolving Commitments (the “French Revolving Commitment Increase”) in the amount set forth under the heading “French Revolving Commitment Increase” on Schedule 1 hereto and (iv) Asian Revolving Commitments (the “Asian Revolving Commitment Increase” and, together with the U.S. Revolving Commitment Increase, the Canadian Revolving Commitment Increase, and the French Revolving Commitment Increase, the “2019 Revolving Commitment Increases”) in the amount set forth under the heading “Asian Revolving Commitment Increase” on Schedule 1 hereto, in each case, pursuant to Section 2.15(b) of the Credit Agreement;

WHEREAS, each Person identified on Schedule 1 hereto (each, a “2019 Increase Loan Lender”, and collectively, the “2019 Increase Loan Lenders”) has agreed (on a several and not a joint basis), subject to the terms and conditions set forth herein and in the Credit Agreement, to provide a U.S. Revolving Commitment Increase, a Canadian Revolving Commitment Increase, a French Revolving Commitment Increase and/or an Asian Revolving Commitment Increase, in each case, in the amount set forth opposite such 2019 Increase Loan Lender’s name on Schedule 1 hereto (and the total amount of the (i) U.S. Revolving Commitment Increase made pursuant to this Amendment shall be $10,000,000, (ii) Canadian Revolving Commitment Increase made pursuant to this Amendment shall be $5,000,000, (iii) French Revolving Commitment Increase made pursuant to this Amendment shall be $5,000,000 and (iv) Asian Revolving Commitment Increase made pursuant to this Amendment shall be $10,000,000);

WHEREAS, the Credit Parties party hereto, the Administrative Agent and each of the 2019 Increase Loan Lenders have indicated their willingness to amend, pursuant to Section 2.15(d) and Section 13.12 of the Credit Agreement, certain other terms of the Credit Agreement in connection with the establishment of such 2019 Revolving Commitment Increases as set forth in Section 2 of this Amendment;

WHEREAS, pursuant to Section 13.12 of the Credit Agreement, the Credit Agreement or any other Credit Document may be amended in a writing signed by the Credit Parties, the Administrative Agent and the Required Lenders;

WHEREAS, immediately after giving effect to the consummation of the 2019 Revolving Commitment Increases, the Credit Parties party hereto, the Administrative Agent and the Lenders (including the 2019 Increase Loan Lenders) constituting the Required Lenders under the Credit Agreement (after giving effect to the 2019 Revolving Commitment Increases) (each, a “Consenting Lender” and collectively, the “Consenting Lenders”) agree, pursuant to Section 13.12 of the Credit Agreement, to the additional amendments to the Credit Agreement as set forth in Section 5 of this Amendment (collectively, the “Required Lender Amendments”);

WHEREAS, solely with respect to Section 6 of this Amendment, certain Lenders party hereto, each as existing Lenders under the Credit Agreement, the Lead Borrower, the Administrative Agent, and the Swingline Lender each hereby agree, pursuant to Section 13.04 of the Amended Credit Agreement, to certain assignments of the Revolving Commitments of such Lenders as set forth in Section 6 to be effective on the Amendment No. 3 Effective Date; and

WHEREAS, JPMorgan Chase Bank, N.A. (or any of its affiliates as so designated by them to act in such capacity) has been appointed and will act as the sole arranger and bookrunner for the 2019 Revolving Commitment Increases and the Required Lender Amendments (in such capacity, the “Arranger”).

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby. This amendment is a “Credit Document” as defined under the Credit Agreement.

Section 2. Amendments Relating to the 2019 Revolving Commitment Increases. Effective as of the Amendment No. 3 Effective Date, the Credit Parties party hereto, the Administrative Agent and each of the 2019 Increasing Loan Lenders party hereto hereby agree to each of the following amendments:

(a) Amendments to Section 1.01. The following defined terms shall be added to Section 1.01 of the Credit Agreement:

“Amendment No. 3” shall mean Amendment No. 3 to the Credit Agreement, dated as of the Amendment No. 3 Effective Date.

“Amendment No. 3 Effective Date” shall mean February 15, 2019.

(b) In the second paragraph of the recitals to the Credit Agreement, clause (a) shall be replaced with the following: “(a) the Borrowers have requested that the Lenders extend credit in the form of Revolving Loans in an aggregate principal amount at any one time outstanding not to exceed, with respect to any Subfacility, the amounts set forth on Schedule 2.01 with respect thereto,”;

(c) In the definition of “Asian Revolving Commitment” in Section 1.01 of the Credit Agreement, replace the last sentence therein with the following: “The aggregate amount of the Lenders’ Asian Revolving Commitments on the Amendment No. 3 Effective Date is $35,000,000”;

(d) In the definition of “Canadian Revolving Commitment” in Section 1.01 of the Credit Agreement, replace the last sentence therein with the following: “The aggregate amount of the Lenders’ Canadian Revolving Commitments on the Amendment No. 3 Effective Date is $20,000,000”;

(e) In the definition of “Credit Documents” in Section 1.01 of the Credit Agreement, add the following after “this Agreement”: “, Amendment No. 1, Amendment No. 2 and Amendment No. 3”;

(f) In the definition of “French Revolving Commitment” in Section 1.01 of the Credit Agreement, replace the last sentence therein with the following: “The aggregate amount of the Lenders’ French Revolving Commitments on the Amendment No. 3 Effective Date is $12,500,000”; and

(g) In the definition of “U.S. Revolving Commitment” in Section 1.01 of the Credit Agreement, replace the last sentence therein with the following: “The aggregate amount of the Lenders’ U.S. Revolving Commitments on the Amendment No. 3 Effective Date is $335,000,000.”

Section 3. 2019 Revolving Commitment Increases. Effective as of the Amendment No. 3 Effective Date:

(a) The Lead Borrower and each 2019 Increase Loan Lender hereby agree that, subject to the satisfaction (or waiver by the 2019 Increase Loan Lenders and, to the extent required by Section 2.15(b) of the Credit Agreement, the Required Lenders) of the conditions in Section 8 hereof, on the Amendment No. 3 Effective Date, the 2019 Revolving Commitment Increase of each 2019 Increase Loan Lender shall become effective and the U.S. Revolving Commitments, Canadian Revolving Commitments, French Revolving Commitments and Asian Revolving Commitments shall each be deemed increased by the amount of the U.S. Revolving Commitment Increase, Canadian Revolving Commitment Increase, French Revolving Commitment Increase and Asian Revolving Commitment Increase, respectively, of each 2019 Increase Loan Lender in the amounts set forth on Schedule 1 hereto. Pursuant to Section 2.15 of the Credit Agreement, (i) the U.S. Revolving Commitment Increase shall be U.S. Revolving Commitments, (ii) the Canadian Revolving Commitment Increase shall be Canadian Revolving Commitments, (iii) the French Revolving Commitment Increase shall be French Revolving Commitments, and (iv) the Asian Revolving Commitment Increase shall be Asian Revolving Commitments, in each case, for all purposes under the Credit Agreement and each of the other Credit Documents and shall have terms identical to the U.S. Revolving Commitments, the Canadian Revolving Commitments, the French Revolving Commitments and the Asian Revolving Commitments, respectively, outstanding under the Credit Agreement immediately prior to the date hereof (but giving effect to any amendments hereunder).

(b) Without derogation of the obligations of any 2019 Increase Loan Lender that is already a Lender under the Credit Agreement, each 2019 Increase Loan Lender acknowledges and agrees that upon the Amendment No. 3 Effective Date, such 2019 Increase Loan Lender shall be a “Lender” under, and for all purposes of, the Credit Agreement and the other Credit Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

(c) After giving effect to such 2019 Revolving Commitment Increases and the Revolving Commitment Assignments (as defined below) as set forth in Section 6, the Revolving Commitment of each Lender shall be as set forth on Schedule 2 hereto (and such Schedule 2 shall supersede Schedule 2.01 to the Credit Agreement that is in effect immediately prior to the Amendment No. 3 Effective Date).

Section 4. Reallocation.

(a) The reallocation of the Lenders’ U.S. Revolving Loans, Canadian Revolving Loans, French Revolving Loans and/or Asian Revolving Loans, as applicable, contemplated by Section 2.15(c) of the Credit Agreement with respect to any increase in the U.S. Revolving Commitments, Canadian Revolving Commitments, French Revolving Commitments and Asian Revolving Commitments shall occur with respect to the 2019 Revolving Commitment Increases contemplated hereby on the Amendment No. 3 Effective Date, and the 2019 Increase Loan Lenders shall make such U.S. Revolving Loans, Canadian Revolving Loans, French Revolving Loans and/or Asian Revolving Loans, as applicable, on the Amendment No. 3 Effective Date as may be required to effectuate such reallocation.

(b) On the Amendment No. 3 Effective Date, all participations in Letters of Credit and Swingline Loans shall be reallocated pro rata among the Lenders under the U.S. Subfacility after giving effect to the U.S. Revolving Commitment Increase contemplated hereby.

Section 5. Required Lender Amendments to the Credit Agreement. Effective as of the Amendment No. 3 Effective Date, following the effectiveness of the 2019 Revolving Commitment Increases, the Credit Parties party hereto, the Administrative Agent and each of the Consenting Lenders party hereto, hereby agree to amend Section 2.15(a)(viii) of the Credit Agreement to insert the following at the end of such Section: “(or, in each case, such lesser amount as the Administrative Agent may agree in its sole discretion)”.

Section 6. Revolving Commitment Assignments. By its execution of this Amendment, (x) Bank of America, N.A. and Bank of America, N.A., acting through its Canada Branch, each as an assignor (collectively, the “Assignors”), JPMorgan Chase Bank, N.A., as assignee (the “Assignee”), the Lead Borrower, the Administrative Agent, and the Swingline Lender, pursuant to Section 13.04 of the Credit Agreement, each hereby (a) consents to the assignment of the respective Revolving Commitments between the Assignors and the Assignee as previously agreed, the effect of which is incorporated on Schedule 2 hereto (such assignments, the “Revolving Commitment Assignments”) , which will be effective on the Amendment No. 3 Effective Date, and (b) agrees that (i) the provisions of this Section 6, together with such other provisions of this Amendment that expressly refer to this Section 6, shall constitute the form of Assignment and Assumption relating to the Revolving Commitment Assignments as required under Section 13.04 of the Amended Credit Agreement, and such form is, solely for the purpose of the Revolving Commitment Assignments contemplated hereby, reasonably satisfactory to the Administrative Agent and the Lead Borrower, (ii) the Administrative Agent shall otherwise comply with the provisions set forth in Section 13.04 of the Amended Credit Agreement relating to the Revolving Commitment Assignments, and (iii) after giving effect to the Revolving Commitment Assignments and the 2019 Revolving Commitment Increases, the Revolving Commitment of each Lender (including the Assignors and the Assignee) shall be as set forth on Schedule 2 hereto (and such Schedule 2 shall, for the avoidance of doubt, supersede any prior, contemporaneous or subsequent oral agreements between any Assignor and the Assignee as to the amount of the Revolving Commitment Assignments); and (y) each Assignor and the Assignee each hereby agrees that, (a) as of the Amendment No. 3 Effective Date, it complies with each of the applicable representations and warranties and the other provisions set forth in the Standard Terms and Conditions for

Assignment and Assumption as set forth on Exhibit K of the Amended Credit Agreement, and (b) from and after the Amendment No. 3 Effective Date, the Assignee shall (without limiting any of Assignee’s existing obligations thereunder) be a party to the Amended Credit Agreement and, to the extent of the interest assigned by the Revolving Commitment Assignments, have the rights and obligations of a Lender under the Amended Credit Agreement, and each Assignor shall, to the extent of the interest assigned by the Revolving Commitment Assignments, be released from its obligations under the Amended Credit Agreement.

Section 7. Representations Correct. By its execution of this Amendment, each Credit Party party hereto hereby represents and warrants, as of the date hereof, that:

(a) Each Credit Party that is party hereto has the corporate, partnership, limited liability company or unlimited liability company power and authority, as the case may be, to execute, deliver and perform the terms and provisions of this Amendment (and by extension the Amended Credit Agreement) and has taken all necessary corporate, partnership, limited liability company or unlimited liability company action, as the case may be, to authorize the execution, delivery and performance by it of this Amendment by each Credit Party that is a party hereto. Each Credit Party that is a party hereto has duly executed and delivered this Amendment, and this Amendment constitutes a legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

(b) Neither the execution, delivery or performance by any Credit Party party hereto of this Amendment, nor compliance by it with the terms and provisions hereof (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except for Permitted Liens) upon any of the property or assets of any Credit Party party hereto pursuant to the terms of, any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, in each case to which any Credit Party party hereto is a party or by which it or any of its property or assets is bound or to which it may be subject (except, in the case of preceding clauses (i) and (ii), other than in the case of any contravention, breach, default and/or conflict, that would not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect) or (iii) will violate any provision of the certificate or articles of incorporation, certificate of formation, limited liability company agreement or by-laws (or equivalent organizational documents), as applicable, of any Credit Party party hereto;

(c) Except to the extent the failure to obtain or make the same would not reasonably be expected to have a Material Adverse Effect, no order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except for (x) those that have otherwise been obtained or made on or prior to the Amendment No. 3 Effective Date and which remain in full force and effect on the Amendment No. 3 Effective Date and (y) filings or registrations which are necessary to perfect, or required under applicable law with respect to, the security interests created under the Security Documents), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to be obtained or made by, or on behalf of, any Credit Party party hereto to authorize, or is required to be obtained or made by, or on behalf of, any Credit Party party hereto in connection with, the execution, delivery and performance of this Amendment; and

(d) All proceeds of the Loans incurred after the Amendment No. 3 Effective Date will be used in accordance with Section 9.11 of the Amended Credit Agreement.

Section 8. Effectiveness. This Amendment shall become effective as of the date hereof (the “Amendment No. 3 Effective Date”), subject to the satisfaction (or waiver by the 2019 Increase Loan Lenders and, to the extent required by Section 13.12 of the Credit Agreement, the Consenting Lenders) of the following conditions:

(a) Counterparts of this Amendment shall have been executed and delivered by Holdings, the Lead Borrower, the other Borrowers, the other Credit Parties, the Administrative Agent, the Collateral Agents, each 2019 Increase Loan Lender, and the Consenting Lenders collectively constituting the Required Lenders immediately following the 2019 Revolving Commitment Increases, and, solely with respect to Section 6 hereof, the Swingline Lender, the Assignors and the Assignee.

(b) The Administrative Agent shall have received customary secretary’s or director’s certificates for each Credit Party (together with applicable attachments), in each case, substantially similar to the secretary’s or director’s certificates (amended as necessary to reflect the transactions contemplated hereby) for such Credit Party that was delivered on the Closing Date or the Eurasian Effective Date, as applicable, or otherwise in form and substance reasonably satisfactory to the Administrative Agent.

(c) The Administrative Agent shall have received (i) German account pledge agreements, duly authorized, executed and delivered by Great River Finance Designated Activity Company, Vertiv GmbH (formerly known as Emerson Network Power GmbH) and Vertiv Integrated Systems GmbH (formerly known as Knürr GmbH), creating junior ranking security interests over certain assets of the German Credit Parties covered in the German Account Pledge Agreements, (ii) a Hong Kong confirmation agreement to the Initial Hong Kong Security Agreement, executed by the Hong Kong Credit Parties, (iii) a supplement to the Initial Singapore Security Agreement, executed by the Singapore Guarantors, and (iv) an Irish deed of confirmation to the Initial Irish Security Agreement, executed by the Irish Credit Parties and the European Collateral Agent, in each case, dated the Amendment No. 3 Effective Date and in form and substance reasonably satisfactory to the Administrative Agent;

(d) The Administrative Agent shall have received from (i) Willkie Farr & Gallagher LLP, special counsel to the U.S. Credit Parties, (ii) Morgan, Lewis & Bockius LLP, California counsel to the U.S. Credit Parties formed or organized under the laws of the State of California, (iii) Taft Stettinius & Hollister LLP, Ohio counsel to the U.S. Credit Parties formed or organized under the laws of the State of Ohio, (iv) Stikeman Elliott LLP, Canadian counsel to the Canadian Credit Party, (v) Stewart McKelvey, Nova Scotia counsel to the Canadian Credit Party, (vi) Mayer Brown, Hong Kong counsel to the Administrative Agent, (vii) King & Wood Mallesons, Australian counsel to the Administrative Agent, (viii) Mayer Brown International LLP, English counsel to the Administrative Agent, (ix) Willkie Farr & Gallagher LLP, French counsel to the Credit Parties, (x) Mayer Brown LLP, German counsel to the Administrative Agent, (xi) Willkie Farr & Gallagher LLP, German counsel to the Credit Parties, (xii) A&L Goodbody, Irish counsel to the Administrative Agent, (xiii) Allen & Gledhill LLP, Singapore counsel to the Administrative Agent, and (xiv) Morgan Lewis Stamford LLC, Singapore counsel to the Credit Parties, opinions addressed to the Administrative Agent and each of the Lenders and dated the Amendment No. 3 Effective Date, in each case, substantially similar to the opinions (amended as necessary to reflect the transactions contemplated hereby) for such Credit Party that was delivered on the Closing Date or the Eurasian Effective Date, as applicable, or otherwise in form and substance reasonably satisfactory to the Administrative Agent;

(e) Each of the representations and warranties made by any Credit Party party hereto set forth in Section 8 of the Credit Agreement or in any other Credit Document are true and correct in all material respects (without duplication of any materiality standard set forth in any such representation or warranty) on and as of the Amendment No. 3 Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such date (without duplication of any materiality standard set in any such representation or warranty);

(f) No Event of Default has occurred and is continuing;

(g) The Administrative Agent shall have received on or prior to the Amendment No. 3 Effective Date, (i) for the ratable account of each 2019 Increase Loan Lender, upfront fees in an amount equal to 0.50% of the aggregate principal amount of the 2019 Revolving Commitment Increases of such 2019 Increase Loan Lender as of the Amendment No. 3 Effective Date, (ii) for the account of the Arranger, all fees required to be paid, and all expenses required to be paid or reimbursed pursuant to the Engagement Letter, dated as of February 13, 2019 (the “Engagement Letter”), by and among the Lead Borrower and JPMorgan Chase Bank, N.A., and (iii) for the account of the Administrative Agent and the Arranger, all reasonable out-of-pocket fees and expenses of the Administrative Agent and the Arranger, including all invoiced fees and expenses of one primary U.S. counsel to the Administrative Agent and one local counsel in any relevant jurisdiction (which may include a single firm of counsel acting in multiple jurisdictions), in each case, to the extent invoiced at least two (2) Business Days’ prior to the date hereof;

(h) The Administrative Agent shall have received (i) in respect of each U.S. Credit Party, certified copies of a recent date of requests for information or copies (Form UCC-1) listing all effective financing statements that name Holdings, the Lead Borrower or any other U.S. Credit Party as debtor and that are filed in the UCC as may be reasonably necessary or desirable to perfect the security interests purported to be created by the Security Documents, together with copies of such other financing statements that name Holdings, the Lead Borrower or any other U.S. Credit Party as debtor (none of which shall cover any of the Collateral except to the extent evidencing Permitted Liens), (ii) in respect of each U.S. Credit Party, reports as of a recent date listing all effective tax and judgment liens with respect to Holdings, the Lead Borrower or any other U.S. Credit Party in the United States, and (iii) in respect of the Canadian Credit Party, PPSA certificates or equivalent Lien searches as of a recent date, listing all effective financing statements that name the Canadian Credit Party as debtor and that are filed in each jurisdiction as necessary to perfect the security interests purported to be created by the Canadian Security Documents, together with copies of such other financing statements that name the Canadian Credit Party as debtor (none of which shall cover any of the Collateral except to the extent evidencing Permitted Liens); and

(i) (i) Each 2019 Increase Loan Lender shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and the AML Legislation, in each case, to the extent reasonably requested by such Person in writing at least ten (10) days prior to the Amendment No. 3 Effective Date, and (ii) to the extent the Lead Borrower qualifies as a “legal entity customer” under 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”), any 2019 Increase Loan Lender that has requested, in a written notice to the Lead Borrower at least ten (10) days prior to the Amendment No. 3 Effective Date, a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation (a “Beneficial Ownership Certification”) shall have received such Beneficial Ownership Certification (provided that, upon the execution and delivery by such 2019 Increase Loan Lender of its signature page to this Agreement, the condition set forth in this clause (ii) shall be deemed to be satisfied).

Section 9. Post-Amendment No. 3 Effective Date Additional Inventory Security Actions. The Lead Borrower agrees that, in accordance with the definition of “Asian Borrowing Base” and other relevant provisions of the Credit Agreement, as a condition to any Inventory of any Asian Credit Party being included as Eligible Inventory in the calculation of the Asian Borrowing Base, the Lead Borrower will, or will cause its relevant Subsidiaries to, (x) comply with each of the applicable provisions set forth in the definition of “Additional Inventory Security Actions” in the Credit Agreement with respect to such Asian

Credit Party and Inventory owned by it, (y) deliver to the Administrative Agent a new Borrowing Base Certificate giving pro forma effect to the inclusion of such Inventory as Eligible Inventory, and (z) pay to the Administrative Agent all reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent in connection with such Additional Inventory Security Actions, including all reasonable and documented legal fees and expenses of a single primary counsel for the Administrative Agent and, if necessary, one firm of local counsel in each appropriate jurisdiction (which may include a single firm of counsel acting in multiple jurisdictions) for the Administrative Agent, in each case, incurred in connection with the foregoing; provided for the avoidance of doubt, that any failure to comply with clauses (x) and (y) of the foregoing shall not result in a Default or Event of Default, and the sole consequence of the failure to comply with clauses (x) and (y) of the foregoing shall be that the relevant Inventory shall not be included as Eligible Inventory in the Asian Borrowing Base.

Section 10. Fees Generally. All fees payable hereunder, including, without limitation, the fees payable under the Engagement Letter, shall be in all respects fully earned, due and payable on the Amendment No. 3 Effective Date and non-refundable and non-creditable thereafter.

Section 11. Acknowledgments and Confirmations.

(a) Each Credit Party party hereto hereby expressly acknowledges the terms of this Amendment (and, for the avoidance of doubt, ratifies the terms of Amendment No. 1 and Amendment No. 2) and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Credit Document (and each joinder to such Credit Documents) to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby, (ii) subject to any limitations set forth in the Guaranty Agreement, its guarantee of the Obligations (including, without limitation and to the extent applicable to such Credit Party, the Obligations that may arise pursuant to the 2019 Revolving Commitment Increases and, for the avoidance of doubt, to the extent applicable to such Credit Party, the U.S. Revolving Commitment Increases (as defined in Amendment No. 2)), and (iii) its prior grant of Liens on the Collateral to secure the Obligations (including, without limitation and to the extent applicable to such Credit Party, the Obligations that may arise pursuant to the 2019 Revolving Commitment Increases) owed or otherwise guaranteed by it pursuant to the Security Documents with all such Liens continuing in full force and effect after giving effect to this Amendment.

(b) Notwithstanding the above, each of the Credit Parties (other than the French Credit Parties) party hereto consents to the amendments of and increases to the Credit Agreement effected by this Amendment and confirms that (i) its obligations as a Guarantor under the Guaranty Agreement to which it is a party are not discharged or otherwise affected by those amendments and/or increases or the other provisions of this Amendment (and for the avoidance of doubt Amendment No. 1 and Amendment No. 2) and shall accordingly, subject to any limitations set forth in the Guaranty Agreement, continue in full force and effect, (ii) its obligations under, and the Liens granted by it in and pursuant to, the Security Documents to which it is a party are not discharged or otherwise affected by those amendments and/or increases or the other provisions of this Amendment (and for the avoidance of doubt Amendment No. 1 and Amendment No. 2) and shall accordingly remain in full force and effect, (iii) the Obligations so guaranteed and secured shall, after the Amendment No. 3 Effective Date and subject to any limitations set forth in the Guaranty Agreement, extend to the Obligations under the Credit Documents (including under the Credit Agreement as amended pursuant to this Amendment).

(c) Each French Credit Party hereby confirms to the other Parties that, upon and following the execution and performance by it of this Amendment, (i) all of its payment and performance obligations, contingent or otherwise, under each of the Credit Documents to which it is a party shall remain in full force and effect, (ii) the security created or purported to be created by it under each French Security Document to which it is party shall remain in full force and effect and shall continue to secure the “Secured Obligations” as such term is defined in each of the French Security Documents and (iii) the term “Credit Agreement” as used in each French Security Document to which it is party shall be a reference to the Amended Credit Agreement and as further amended, restated, supplemental and modified from time to time, and notably by this Amendment.

Section 12. Amendment, Modification and Waiver. After the effectiveness hereof, this Amendment may not be amended, modified or waived except in accordance with Section 13.12 of the Amended Credit Agreement.

Section 13. Liens Unimpaired. After giving effect to this Amendment, neither the modification of the Credit Agreement effected pursuant to this Amendment nor the execution, delivery, performance or effectiveness of this Amendment:

(a) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Credit Document, and such Liens continue unimpaired with the same priority applicable to such Liens immediately prior to giving effect to this Amendment to secure repayment of all Obligations, whether heretofore or hereafter incurred; or

(b) requires that any new filings required to be made under any Credit Document be made or other action required to be taken under any Credit Document be taken to perfect or to maintain the perfection of such Liens.

Section 14. Entire Agreement. This Amendment, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Credit Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as amended hereby and that this Amendment is a Credit Document. This Amendment shall not constitute a novation of the Credit Agreement or any other Credit Document.

Section 15. GOVERNING LAW.

(a) THIS AMENDMENT (OTHER THAN SECTION 11(c) OF THIS AMENDMENT) AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. SECTION 13.08 OF THE CREDIT AGREEMENT IS HEREBY INCORPORATED MUTATIS MUTANDIS AND SHALL APPLY HERETO.

(b) SECTION 11(c) OF THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE RELEVANT PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF FRANCE.

Section 16. Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 17. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery by facsimile or other electronic means of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

Section 18. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

VERTIV INTERMEDIATE HOLDING II CORPORATION

By:	/s/ Mary Ann Sigler
Name: Mary Ann Sigler
Title: President and Treasurer

VERTIV GROUP CORPORATION,
as Lead Borrower

By:	/s/ Mary Ann Sigler
Name: Mary Ann Sigler
Title: Vice President and Treasurer

CHARLOTTE PROPERTIES LLC
DESARROLLADORA LINA, LLC
ELECTRICAL RELIABILITY SERVICES, INC.
ENERGY LABS, INC.
HIGH VOLTAGE MAINTENANCE CORPORATION
LIEBERT FIELD SERVICES, INC.
VERTIV CORPORATION
VERTIV ENERGY SYSTEMS, INC.
VERTIV IT SYSTEMS, INC.
VERTIV NORTH AMERICA, INC.,
as a U.S. Borrower

By:	/s/ Mary Ann Sigler
Name: Mary Ann Sigler
Title: Vice President and Treasurer

[Signature Page to Amendment No. 3 to the Revolving Credit Agreement]

VERTIV CANADA ULC,
as Canadian Borrower

By:	/s/ Mary Ann Sigler
Name: Mary Ann Sigler
Title: Treasurer

VERTIV INFRASTRUCTURE LIMITED,
as an English Guarantor

By:	/s/ Eamon Rowan
Name: Eamon Rowan
Title: Director

VERTIV INDUSTRIAL SYSTEMS SAS
VERTIV FRANCE,
as French Borrowers

By:	/s/ Giordano Albertazzi
Name: Giordano Albertazzi
Title: President

VERTIV GMBH,
as German Borrower

By:	/s/ Anne Meyke
Name: Anne Meyke
Title: Managing director

VERTIV INTERGRATED SYSTEMS GMBH,
as German Guarantor

By:	/s/ Giovanna Moschetto
Name: Giovanna Moschetto
Title: Managing director

[Signature Page to Amendment No. 3 to the Revolving Credit Agreement]

Signed for and on behalf of

GREAT RIVER FINANCE DESIGNATED ACTIVITY COMPANY as an Irish Borrowe

by it lawfully appointed attorney	/s/ Eamon Rowan
EAMON ROWAN	(signature of attorney)
(name of attorney) in the presence of
/s/ Lorenza Macchion
(Witness’ Signature)

Lorenza Macchion
(Witness’ Name)

Via Leonardo da Vinci 16/18. Piove di Sacco (PD) 35028 Italy
(Witness’ Address)

Legal, EMEA
(Witness’ Occupation)

Signed for and on behalf of

VERTIV IRELAND LIMITED as an Irish Borrowe

by it lawfully appointed attorney	/s/ Eamon Rowan
EAMON ROWAN	(signature of attorney)
(name of attorney) in the presence of
/s/ Lorenza Macchion
(Witness’ Signature)

Lorenza Macchion
(Witness’ Name)

Via Leonardo da Vinci 16/18. Piove di Sacco (PD) 35028 Italy
(Witness’ Address)

Legal, EMEA
(Witness’ Occupation)
Signed for and on behalf of

[Signature Page to Amendment No. 3 to the Revolving Credit Agreement]

VERTIV INTERNATIONAL DESIGNATED ACTIVITY COMPANY as an Irish Borrower

by it lawfully appointed attorney	/s/ Eamon Rowan
EAMON ROWAN	(signature of attorney)
(name of attorney) in the presence of
/s/ Lorenza Macchion
(Witness’ Signature)

Lorenza Macchion

(Witness’ Name)

Via Leonardo da Vinci 16/18. Piove di Sacco (PD) 35028 Italy

(Witness’ Address)

Legal, EMEA

(Witness’ Occupation)

VERTIV (HONG KONG) HOLDINGS LIMITED (formerly known as GREAT RIVER HONG KONG) HOLDING LIMITED), as a Hong Kong Borrower

EXECUTED as a deed by	)	[seal]

VERTIV (HONG KONG) HOLDINGS	)	/s/ Ho Siu Wah Michelle

LIMITED	)	Name: Ho Siu Wah Michelle

acting by two directors	)	Title: Director

	)	/s/ Au Kwok Yiu Victor

	)	Name: Au Kwok Yu Victor

	)	Title: Director

)

)

)

[Signature Page to Amendment No. 3 to the Revolving Credit Agreement]

VERTIV (HONG KONG) HOLDINGS LIMITED (formerly known as GREAT RIVER HONG KONG) HOLDING LIMITED), as a Hong Kong Borrower

EXECUTED as a deed by	)	[seal]

VERTIV (HONG KONG) HOLDINGS	)	/s/ Ho Siu Wah Michelle

LIMITED	)	Name: Ho Siu Wah Michelle

acting by two directors	)	Title: Director

	)	/s/ Au Kwok Yiu Victor

	)	Name: Au Kwok Yu Victor

	)	Title: Director

)

)

)

ATLAS ASIA LIMITED, as a Hong Kong Borrower

EXECUTED as a deed by	)	[seal]

ATLAS ASIA LIMITED	)

acting by two directors	)	/s/ Ho Siu Wah Michelle

	)	Name: Ho Siu Wah Michelle

	)	Title: Director

	)	/s/ Au Kwok Yiu Victor

	)	Name: Au Kwok Yu Victor

	)	Title: Director

)

)

[Signature Page to Amendment No. 3 to the Revolving Credit Agreement]

VERTIV (HONG KONG) LIMITED (formerly known as EMERSON NETWORK POWER (HONG KONG) LIMITED), as a Hong Kong Borrower

EXECUTED as a deed by	)	[seal]

VERTIV (HONG KONG) LIMITED	)

acting by two directors	)	/s/ Ho Siu Wah Michelle

	)	Name: Ho Siu Wah Michelle

	)	Title: Director

	)	/s/ Au Kwok Yiu Victor

	)	Name: Au Kwok Yu Victor

	)	Title: Director

)

)

VERTIV (SINGAPORE) PTE. LTD.
as a Singapore Guarantor

By:	/s/ Andrew James Whall
Name: Andrew James Whall
Title: Director

AVOCENT ASIA PACIFIC PTE. LTD.,
as a Singapore Guarantor

By:	/s/ Yvonne Lily Teo
Name: Yvonne Lily Teo
Title: Director

[Signature Page to Amendment No. 3 to the Revolving Credit Agreement]

VERTIV (AUSTRALIA) PTY. LTD.., as an Australian Guarantor

EXECUTED by VERTIV (AUSTRALIA) PTY. LTD. (ACN 003 469 654) in accordance with section 127(1) of the Corporations Act 2001 (Cth) by authority of its directors:	) ) ) ) )
)
	)	/s/ Stephen Saelley
/s/ Robert Lindsall	)	Signature of director/company secretary*
Signature of director	)	*delete whichever is not applicable
)
)
Robert Lindsall	)	Stephen Saelley
Name of director (block letters)		Name of director/company secretary* (block letters) *delete whichever is not applicable

[Signature Page to Amendment No. 3 to the Revolving Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, U.S. Collateral Agent, Asian Collateral Agent, Australian Collateral Agent, European Collateral Agent and German Collateral Agent

By:	/s/ Gene R. Riego de Dios
Name: Gene R. Riego de Dios
Title: Executive Director

J.P. MORGAN EUROPE LIMITED, as French Collateral Agent

By:	/s/ Matthew Sparkes
Name: Matthew Sparkes
Title: Authorised Officer

[Signature Page to Amendment No. 3 to the Revolving Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a 2019 Increase Loan Lender and a Consenting Lender

By:	/s/ Gene R. Riego de Dios
Name: Gene R. Riego de Dios
Title: Executive Director

[Signature Page to Amendment No. 3 to the Revolving Credit Agreement]

BANK OF AMERICA, N.A., as a 2019 Increase Loan Lender and a Consenting Lender

By:	/s/ Philip Nomura
Name: Philip Nomura
Title: Senior Vice President

[Signature Page to Amendment No. 3 to the Revolving Credit Agreement]

BANK OF AMERICA MERRILL LYNCH INTERNATIONAL LIMITED, as a 2019 Increase Loan Lender and a Consenting Lender

By:	/s/ Paula Langridge
Name: Paula Langridge
Title: Senior Vice President

BANK OF AMERICA, N.A., ACTING THROUGH ITS CANADA BRANCH, as a 2019 Increase Loan Lender and a Consenting Lender

By:	/s/ Sylwia Durkiewiecz
Name: Sylwia Durkiewicz
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a 2019 Increase Loan Lender and a Consenting Lender

By:	/s/ Daniel J. Manella
Name: Daniel J. Mannella
Title: Authorized Singatory

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, as a 2019 Increase Loan Lender and a Consenting Lender

By:	/s/ David G. Phillips
Name: David G. Phillips
Title: Senior Vice President

BANK OF MONTREAL, as a 2019 Increase Loan Lender and a Consenting Lender

By:	/s/ Kara Goodwin
Name: Kara Goodwin
Title: Managing Director

[Signature Page to Amendment No. 3 to the Revolving Credit Agreement]

BANK OF MONTREAL, TORONTO BRANCH, as a 2019 Increase Loan Lender and a Consenting Lender

By:	/s/ Helen Alvarez-Hernandez
Name: Helen Alvarez-Hernandez
Title: Managing Director

SOLELY WITH RESPECT TO SECTION 6 OF THIS AMENDMENT:

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Swingline Lender and Assignee

By:	/s/ Gene R. Riego de Dios
Name: Gene R. Riego de Dios
Title: Executive Director

SOLELY WITH RESPECT TO SECTION 6 OF THIS AMENDMENT:

BANK OF AMERICA, N.A., as Assignor

By:	/s/ Philip Nomura
Name: Philip Nomura
Title: Senior Vice President

BANK OF AMERICA, N.A., ACTING THROUGH ITS CANADA BRANCH, as Assignor

By:	/s/ Sylwia Durkiewicz
Name: Sylwia Durkiewicz
Title: Vice President

[Signature Page to Amendment No. 3 to the Revolving Credit Agreement]

SCHEDULE 1

TO AMENDMENT

North American Subfacilities

Name of Lender	U.S. Revolving Commitment Increase	Canadian Revolving Commitment Increase
Wells Fargo Bank, National Association	$5,000,000.00	$0.00
Wells Fargo Capital Finance Corporation Canada	$0.00	$2,500,000.00
Bank of Montreal, Chicago Branch	$5,000,000.00	$0.00
Bank of Montreal, Toronto Branch	$0.00	$2,500,000.00

Total	$10,000,000.00	$5,000,000.00

Foreign Subfacilities

Name of Lender	French Revolving Commitment Increase	Asian Revolving Commitment Increase
JPMorgan Chase Bank, N.A.	$2,500,000.00	$5,000,000.00
Bank of America, N.A.	$0.00	$5,000,000.00
Bank of America Merrill Lynch International Limited	$2,500,000.00	$0.00

Total	$5,000,000.00	$10,000,000.00

Schedule 1-1

SCHEDULE 2

TO AMENDMENT

SCHEDULE 2.011

Commitments

Lenders	U.S. Revolving Commitments	Canadian Revolving Commitments	European Revolving Commitments
JPMorgan Chase Bank, N.A.	$58,009,850.81	$2,582,236.84	$3,442,982.45
Bank of America, N.A.	$58,009,850.80	$0.00	$3,442,982.45
Bank of America, N.A., acting through its Canada Branch	$0.00	$2,582,236.84	$0.00
Wells Fargo Bank, National Association	$73,796,891.74	$0.00	$0.00
Wells Fargo Capital Finance Corporation Canada	$0.00	$5,625,000.00	$0.00
Wells Fargo Capital Finance (UK) Ltd.	$0.00	$0.00	$4,166,666.67
PNC Bank, National Association	$41,510,360.84	$2,083,333.33	$2,777,777.78
ING Capital LLC	$41,510,360.84	$2,083,333.33	$2,777,777.78
Deutsche Bank AG New York Branch	$8,302,072.16	$0.00	$555,555.56
Deutsche Bank AG, Canada Branch	$0.00	$416,666.67	$0.00
Citibank, N.A.	$8,302,072.16	$416,666.67	$555,555.56
Goldman Sachs Bank USA	$14,833,422.65	$416,666.67	$555,555.56
Morgan Stanley Senior Funding, Inc.	$8,302,072.16	$416,666.67	$555,555.56
Bank of Montreal, Chicago Branch	$11,641,657.74	$0.00	$0.00
Bank of Montreal, Toronto Branch	$0.00	$2,833,333.33	$0.00
Bank of Montreal, London Branch	$0.00	$0.00	$444,444.44
Credit Suisse AG, Cayman Islands Branch	$6,641,657.74	$333,333.33	$444,444.44
HSBC Bank USA, N.A.	$3,320,828.87	$166,666.67	$222,222.22
Barclays Bank PLC	$818,901.49	$43,859.65	$58,479.53
Total	$335,000,000.00	$20,000,000.00	$20,000,000.00

Lenders	Asian Revolving Commitments	French Revolving Commitments	German Revolving Commitments
JPMorgan Chase Bank, N.A.	$17,500,000.00	$6,250,000.00	$3,750,000.00
Bank of America, N.A.	$17,500,000.00	$0.00	$3,750,000.00
Bank of America Merrill Lynch International Limited	$0.00	$6,250,000.00	$0.00
Total	$35,000,000.00	$12,500,000.00	$7,500,000.00

[1]

Schedule 2 gives effect to (x) the Revolving Commitment Assignments set forth in Section 6 of this Amendment and (y) the 2019 Revolving Commitment Increases, in each case, to be effective as of the Amendment No. 3 Effective Date.

Schedule 2-1

Lenders	U.S. FILO Revolving Commitments	Canadian FILO Revolving Commitments
JPMorgan Chase Bank, N.A.	$3,870,631.66	$344,298.25
Bank of America, N.A.	$3,870,631.66	$0.00
Bank of America, N.A., acting through its Canada Branch	$0.00	$344,298.25
Wells Fargo Bank, National Association	$4,744,774.92	$0.00
Wells Fargo Capital Finance Corporation Canada	$0.00	$416,666.67
PNC Bank, National Association	$3,350,750.27	$277,777.78
ING Capital LLC	$3,350,750.27	$277,777.78
Deutsche Bank AG New York Branch	$670,150.06	$0.00
Deutsche Bank AG, Canada Branch	$0.00	$55,555.55
Citibank, N.A.	$670,150.06	$55,555.55
Goldman Sachs Bank USA	$388,799.57	$55,555.55
Morgan Stanley Senior Funding, Inc.	$670,150.06	$55,555.55
Bank of Montreal, Chicago Branch	$536,120.04	$0.00
Bank of Montreal, Toronto Branch	$0.00	$44,444.45
Credit Suisse AG, Cayman Islands Branch	$536,120.04	$44,444.45
HSBC Bank USA, N.A.	$268,060.02	$22,222.22
Barclays Bank PLC	$72,911.37	$5,847.95
Total	$23,000,000.00	$2,000,000.00

Schedule 2-2